Property and Equipment	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Property and Equipment
PROPERTY AND EQUIPMENT
Property and equipment consisted of the following at December 31, 2016 and 2015, respectively:

	2016	2015
Equipment and vehicles	$402,640,458	$399,084,240
Leasehold improvements	4,500,406	5,003,838
Subtotal	407,140,864	404,088,078
Less accumulated depreciation	143,279,219	112,249,580
Property and equipment — net	$263,861,645	$291,838,498